EXHIBIT 99.1


                                  CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Rimage Corporation Annual Report on Form 10-K for the period ended December 31, 2002, fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 27, 2003                      /s/  Bernard P. Aldrich
                                    President and Chief Executive Officer

                                    /s/  Robert M. Wolf
                                    Chief Financial Officer